UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 16, 1999


                                MICROGRAFX, INC.
             (Exact name of registrant as specified in its charter)


      TEXAS                             0-18708                       75-1952080
----------------------------     -----------------------     -------------------
(State or other jurisdiction     Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)


                 1303 E. Arapaho Road, Richardson, Texas 75081
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 234-1769
                                                           --------------



                                (NOT APPLICABLE)
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)










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ITEM 2.  ACQUISITION OF ASSETS

On April 16, 1999, Micrografx, Inc. ("Micrografx"), a Texas corporation (the "Company"), entered into and consummated an Agreement and Plan of Merger dated as of April 15, 1999 (the "Agreement"), among the Company, Intergraph Corporation ("Intergraph"), InterCAP Graphics Systems, Inc., a Delaware corporation and wholly owned subsidiary of Intergraph ("InterCAP"), and InterCAP Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), pursuant to which the Merger Sub was merged with and into InterCAP (the "Merger") with InterCAP as the corporation surviving the Merger. As a result of the merger, the Company acquired all of the capital stock of InterCAP and InterCAP became a wholly owned subsidiary of the Company. Under the terms of the Agreement, the Company paid $12.15 million for the purchase consisting of a combination of cash, a promissory note and convertible debt securities. The Company made a payment of $3.85 million in cash at closing, issued to Intergraph a promissory note for $2.5 million, payable with interest on August 31, 1999, and issued to Intergraph a convertible subordinated debenture for $5.8 million due March 31, 2002.

Based in Annapolis, Maryland, InterCAP provides standards-based solutions for publishing technical graphics on the Internet to aerospace, defense and manufacturing industries. InterCAP was instrumental in the development of WebCGM, the first vector standard to earn a recommendation from the World Wide Web Consortium (W3C). InterCAP also was a founder of the CGM Open consortium and is an innovator in standards-based solutions development and consulting. By leveraging CGM (Computer Graphics Metafile), the preferred graphics format standard in manufacturing companies worldwide, as well as server-based technologies, InterCAP provides customers with the fastest way to create Web-based product information and commerce solutions from existing engineering and technical data.

The  purchase   price  was   determined   through   negotiations   conducted  by
representatives of Micrografx and Intergraph. There are no material relationships known to Micrografx between Intergraph and Micrografx or any of its affiliates, any director or any officer of Micrografx or any associate of any such director or officer.

Micrografx   intends  that  InterCAP  will  continue  to  conduct  its  business substantially as it is now being conducted, except now it will be a wholly owned subsidiary of Micrografx.




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements and pro forma financial information omitted from Form 8-K for the event dated April 16, 1999, in reliance upon 7(a)(4) and 7(b)(2) of Form 8-K, are filed herewith in Exhibits 99.2 and 99.3.

                                                                                                     PAGE NO.
(a)        Financial Statements of the Business Acquired.

           Financial Statements of InterCAP Graphics Systems, Inc.

           Report of Independent Auditors                                                                 6
           Consolidated Balance Sheets as of March 31, 1999 (unaudited) and December 31, 1998 and
               1997                                                                                       7
           Consolidated Statements of Operations for the three months ended March 31, 1999 and 1998
               (unaudited) and for the years ended December 31, 1998 and 1997                             8
           Consolidated Statements of Shareholder's Equity for the three months ended March 31,
               1999 (unaudited) and for the years ended December 31, 1998 and 1997                        9
           Consolidated Statements of Cash Flows for the three months ended March 31, 1999 and 1998
               (unaudited) and for the years ended December 31, 1998 and 1997                            10
           Notes to Consolidated Financial Statements                                                    11

(b)        Unaudited Pro Forma Combined Financial Statements.

           Unaudited Pro Forma Combined Balance Sheet as of March 31, 1999                               17
           Unaudited Pro Forma Combined Statements of Operations for the nine months ended March
               31, 1999 and for the year ended June 30, 1998                                             18
           Notes to Unaudited Pro Forma Combined Financial Statements                                    20

(c)  Exhibits

     2.1 Agreement and Plan of Merger, dated as of April 15, 1999, among Micrografx, Inc., InterCAP Acquisition Inc., and InterCAP Graphics Systems, Inc. and Intergraph Corporation (incorporated by reference to
          Exhibit 2.1 to the Registrant's Form 8-K, filed on May 3, 1999)

     10.1 Subordinated Convertible Debenture dated April 16, 1999 between Micrografx, Inc. and Intergraph Corporation (incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K, filed on May 3, 1999)

     23   Consent of Ernst & Young LLP.

     99.1 Text of Press Release dated April 19, 1999 issued by Micrografx, Inc. (incorporated by reference to Exhibit 99.1 to the Registrant's Form 8-K, filed on May 3, 1999)

     99.2 Financial Statements of InterCAP Graphics Systems, Inc. for the three months ended March 31, 1999 and 1998 (unaudited) and the years ended December 31, 1998 and 1997 with Report of Independent Auditors.

     99.3 Unaudited Pro Forma Combined Balance Sheet of Micrografx, Inc. and InterCAP Graphics Systems, Inc. as of March 31, 1999; and Unaudited Pro Forma Combined Statements of Operations of Micrografx, Inc. and InterCAP Graphics Systems, Inc. for the nine months ended March 31, 1999 and for the year ended June 30, 1998.



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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MICROGRAFX, INC.
                                                     (Registrant)


Date:   July 1, 1999           By: /S/ JOHN M. CARRADINE
                               -------------------------------------------------
                               John M. Carradine, Chief Financial Officer
                               and Treasurer
                               (Principal Financial Officer)



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